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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2003


                            MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)


             000-9409                                   91-6087550
     (Commission File Number)               (I.R.S. Employer Identification No.)


          14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA 98168
                              (Address of Office)


                                 (206) 674-4639
              (Registrant's telephone number, including area code)

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ITEM  5.     OTHER  EVENTS.

Pursuant to the terms of an employment agreement dated for reference August 7, 2003 (the "Employment Agreement"), Mercer International Inc. has appointed David Gandossi, C.A., as its Executive Vice President, Finance and Chief Financial Officer effective as of August 15, 2003. The Employment Agreement is attached as an exhibit hereto and is incorporated by reference herein.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.

EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

      10.1 Employment Agreement dated for reference August 7, 2003 between Mercer International Inc. and David Gandossi


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MERCER  INTERNATIONAL  INC.

                                        /s/  Jimmy  S.H.  Lee
                                        ----------------------------------
                                        Jimmy  S.H.  Lee
                                        President and Chief Executive Officer


Date:   August 11, 2003


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                            MERCER INTERNATIONAL INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

      10.1 Employment Agreement dated for reference August 7, 2003 between Mercer International Inc. and David Gandossi